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                                                                    EXHIBIT 21.1

                   Subsidiaries of U.S.I. Holdings Corporation

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
USI Insurance Services Corp.                                                        Delaware
         Association Growth Enterprises, Incorporated                               Maryland
                  Bertholon-Rowland, Inc.                                           Pennsylvania
                           Colburn Insurance Agency                                 Ohio
                           Signature Premium Finance, Inc.                          Pennsylvania
                           Dexter-Bertholon Rowland, Inc.                           Pennsylvania
                                    Bertholon Rowland, Inc.                         New Jersey
         USI Gulf Coast, Inc.                                                       Louisiana
         USI Northeast, Inc.                                                        New York
         Riverside Insurance Associates, Inc.                                       Connecticut
         USI Insurance Services of Northern California, Inc.                        California
         Henderson & Phillips, Incorporated                                         Virginia
                  USI of Georgia                                                    Georgia
                  Overstreet & Newell, Inc.                                         Georgia
                  Colonial Premium Finance Company                                  Virginia
         Campbell, Galt & Newlands, Inc.                                            Oregon
         Hurley, Atkins & Stewart, Inc.                                             Washington
         The Insurance Exchange, Inc.                                               New Hampshire
                  Roger Ryan & Company, Inc.                                        New Hampshire
                  USI Insurance Services of Rhode Island, Inc.                      Rhode Island
                  Inex Alternative Programs, Inc.                                   New Hampshire
                  Inex Alternative Program Administrators, Inc.                     New Hampshire
                  Bechard Insurance Agency, Inc.                                    New Hampshire
         USI Insurance Services of Florida, Inc.                                    Florida
                  Strategic Asset Advisors, Inc.                                    Florida
                  CICORP - USI, Inc.                                                Florida
                           Commercial Broker Services, Inc.                         Florida
                           Employers Safety Council of Florida, Inc.                Florida
         USI MidAtlantic, Inc.                                                      Pennsylvania
         USI  Insurance Services Corporation of Illinois, Inc.                      Illinois
         (d/b/a USI Midwest)
                  South Suburban Insurance Agency, Inc.                             Illinois
                  Securus Insurance Agency, Inc.                                    Illinois
         Progressive Plan Administrators, Inc.                                      New York
                  USI Retirement Services, Inc.                                     New York
                  Emerson, Reid & Company, Inc.                                     New York
         Morrill Koslow & Associates Insurance Agency, Inc.                         Massachusetts
         USI Consulting Group, Inc.                                                 Connecticut
         USI Consulting Group of Massachusetts, Inc.                                Massachusetts
                  USI CG Advisors, Inc.                                             Connecticut
                  USI Consulting Group of New York, Inc.                            New York
                  Benefit Strategies, Inc.                                          New Hampshire
                  Benefit Strategies of Maine, Inc.                                 New Hampshire
                  The Capital Planning Group, Inc.                                  Georgia
         USI Midwest, Inc.                                                          Ohio
         USI of Southern California Insurance Services, Inc.                        California
                  Max Behm & Associates, Inc.                                       California
                  United California Insurance Agency                                California
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
         El Camino Insurance Agency                                                 California
         USI Securities, Inc.                                                       Delaware
                  USI Securities of Texas, Inc.                                     Texas
         USI of Illinois, Inc.                                                      Delaware
         WRIMS Corp.                                                                Pennsylvania
                  Insurance Risk Managers, Inc.                                     Texas
                           ANCO Corporation                                         Texas
                                    MD Premium Finance Corporation                  Texas
                                    Western Claims Services, Inc.                   Texas
                                    Regional Insurance Management Services, Inc.    Texas
                                    ANCO Management Corporation                     Texas
                                    ANCO Life & Benefits Services, Inc.             Texas
                                    Strategic Benefit Planning Corporation          Texas
                                    Anco Insurance Services of Houston, Inc.        Texas
                                    Commercial Insurance Concepts, Inc.             Texas
                  Inter/National Rental Insurance Services, Inc.                    California
                  Rental Industry Services, Inc.                                    Pennsylvania
                  International Rental Insurance, Inc.                              Texas
         Kisco Partners, Inc.                                                       New York
         Acquisition Risk Management Services, Inc.                                 New York
         USI Insurance Brokers, Inc.                                                Massachusetts
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